UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

CARDCONNECT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36846	46-5380892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Continental Drive, Suite 300, King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 581-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 23, 2017, the stockholders of CardConnect Corp. (the “Company”) approved at an annual meeting the Second Amended and Restated CardConnect Corp. 2016 Omnibus Equity Compensation Plan, which increased the number of shares of the Company’s common stock authorized for issuance under such plan from 4,796,296 shares to 8,396,296 shares. For more information on the plan, see the description of such plan set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 23, 2017, the Company held an annual meeting of stockholders. At the annual meeting, stockholders voted on the following matters: (1) the election of six directors to serve until the next meeting of stockholders in 2018, (2) a proposal to ratify the appointment of Marcum LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017; and (3) a proposal to approve the Second Amended and Restated CardConnect Corp. 2016 Omnibus Equity Compensation Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 4,796,296 shares to 8,396,296 shares. The results of the stockholders’ votes are reported below:

1.	With respect to the election of the following nominees as directors to serve until the next annual meeting of the Company’s stockholders in 2018, the votes were as follows:

NOMINEE	FOR	WITHHOLD	NON-VOTES
Peter Burns	21,219,460	8,001	3,210,182
Toos Daruvala	21,219,460	8,001	3,210,182
Richard Garman	19,749,684	1,477,777	3,210,182
Jeffrey Shanahan	19,765,378	1,462,083	3,210,182
Ronald Taylor	21,219,660	7,801	3,210,182
Christopher Winship	19,749,845	1,477,616	3,210,182

2.	With respect to the ratification of the approval of the appointment of Marcum LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
24,418,727	16,672	2,244	-

3.	With respect to the approval of the Second Amended and Restated CardConnect Corp. 2016 Omnibus Equity Compensation Plan to increase the number of shares of the company’s common stock authorized for issuance under such plan from 4,796,296 shares to 8,396,296 shares, the votes were as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
19,043,787	2,151,341	32,333	3,210,182

Item 9.01 Financial Statements and Exhibits

(d) EXHIBITS

CardConnect Corp. Second Amended and Restated 2016 Omnibus Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDCONNECT CORP.

Dated: May 24, 2017	By:	/s/ Jeffrey Shanahan
	Name:	Jeffrey Shanahan
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	CardConnect Corp. Second Amended and Restated 2016 Omnibus Equity Compensation Plan

5